The Sage Variable Annuity Account A
                        The Sage Variable Life Account A
                      Sage Life Assurance of America, Inc.

                        Supplement dated January 13, 2006


     This supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or the modified single payment combination fixed and variable life insurance contract (referred to collectively herein as the "Contract").

     As we previously informed you in a supplement dated December 8, 2005, Sage Life Assurance of America, Inc. ("Sage Life") intends to merge into one of its affiliates, Valley Forge Life Insurance Company ("VFL"), with VFL surviving the merger. The merger, which had been anticipated to occur on or about December 31, 2005, is now anticipated to occur on or about June 30, 2006, subject to receipt of all required regulatory approval.

     As of the effective date of the merger, all outstanding contracts of Sage Life will become the obligations of VFL. There will be no changes to the terms, conditions and benefits of your Contract as a result of the merger. After the merger, VFL will accept any additional purchase payments you wish to make and will process all transactions and claims under your Contract.

     The merger of VFL and Sage Life will result in the transfer of the Variable Accounts from Sage Life to VFL. As a result, the new depositor of each Variable Account will be VFL. There will be no changes to The Sage Variable Annuity Account A or The Sage Variable Life Account A as a result of the merger. The merger is subject to certain regulatory filings and approvals, including approval by the Insurance Commissioners of Indiana, Delaware and California.

     VFL is a life insurance company organized under the laws of the State of Indiana following its redomestication from Pennsylvania to Indiana effective December 29, 2004, and is authorized to transact business in the District of Columbia, Puerto Rico, and all states except New York. VFL's home office is located at 1700 Magnavox Way, Fort Wayne, IN 46804, and its executive office is located at 175 King Street, Armonk, NY 10504. As of December 31, 2004, the net admitted assets of VFL were approximately $3.2 billion. On April 30, 2004 VFL became a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("Swiss Re"). Swiss Re is ultimately controlled by Swiss Reinsurance Company.

                 New IRS 2006 regulation on Qualified Annuities

     The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which is effective as of January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain additional benefits under the Contract, such as the minimum income, minimum account value and earnings enhancements riders. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor. If you are required to take distributions from your qualified Contract, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

     If you have any questions, please contact our Service Center at P.O. Box 290680, Wethersfield, CT 06129-0680, 1-877-TEL-SAGE.